CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 12, 2020 relating to the financial statements and financial highlights, which appears in the Annual Report on Form N-CSR for the year ended September 30, 2020 of AMG Managers Brandywine Fund and AMG Managers Brandywine Blue Fund, two of the funds constituting AMG Funds I. We also consent to the references to us under the headings “Financial Statements”, “Disclosure of Portfolio Holdings”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
January 28, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated December 23, 2020 relating to the financial statements and financial highlights, which appear in each Fund’s Annual Report on Form N-CSR for the year ended October 31, 2020 of the AMG Frontier Small Cap Growth Fund, AMG Managers Emerging Opportunities Fund, and AMG GW&K Core Bond ESG Fund, three of the funds constituting AMG Funds I. We also consent to the references to us under the headings “Financial Statements”, “Disclosure of Portfolio Holdings”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, MA
January 28, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 23, 2020 relating to the financial statements and financial highlights, which appears in the Annual Report on Form N-CSR for the year ended October 31, 2020 of AMG FQ Tax-Managed U.S. Equity Fund, AMG FQ Global Risk-Balanced Fund, and AMG FQ Long-Short Equity Fund, three of the funds constituting AMG Funds I. We also consent to the references to us under the headings “Financial Statements”, “Disclosure of Portfolio Holdings”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
January 28, 2021